UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

Capital Growth Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Suite 300, Chicago, Illinois 60606
(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Junior Secured Facility- Additional Funding

On January 19, 2007 the Company entered into an agreement with a number of individuals and entities for the establishment of a Junior Secured Facility which permits the funding of up to $10,000,000 of original principal amount of advances. As of August 20, 2007 an aggregate of $7,263,438 of advances had been made under the facility. On August 22, 2007, Sara Mellon funded an additional $50,000, bringing the aggregate advances under the facility to $7,313,438. Advances under the facility are convertible by the lenders into capital stock of the Company based upon a 20% discount to the average closing price of the Company’s common stock for the ten trading days immediately preceding the date of delivery of the notice of conversion of the loan to equity. In addition, warrants to purchase 100,000 shares of common stock of the Company at $0.45 per share and expiring December 31, 2009 were issued to Ms. Mellon.

The Junior Secured Facility is secured by a junior lien on the Company’s assets and the assets of its subsidiaries, which is expressly contractually subordinated to the Senior Secured Facility of Hilco Financial, LLC and any refinancing of that facility.

Creation and Funding of Short Term Debt Facility.

In order to provide additional short term funding availability for the Company, it established a short term bridge facility authorizing the issuance of up to $1,000,000 of Units comprised of short term promissory notes bearing interest at 12% per annum and maturing September 30, 2007, coupled with a warrant to purchase up to 125,000 shares of Common Stock for each $100,000 of notes funded; the warrant is exercisable at $0.55 per share and expires December 31, 2010, subject to such additional terms and conditions as set forth in the forms of instruments attached as an Exhibit to this Form 8-K. On August 22, 2007 three of the Company’s directors purchased Units, in the amounts of $50,000 for each of Patrick C. Shutt, Douglas Stukel and $100,000 for David Beamish. In addition on such date each of George Mellon and Robert Pollan (an officer of the Company) purchased $50,000 of Units and on August 24, 2007 Michael Balkin purchased $50,000 of Units.

Item 3.02 Unregistered Sales of Equity Securities

With respect to each issuance outlined in this Item 3.02, unless otherwise stated, the Company relied upon exemptions contained in Section 4(2) and/or in Regulation D promulgated under the Securities Act of 1933, as amended, to make such issuance.

Debt Facilities

In connection with the funding of Junior Secured Facility, the additional $50,000 of advances funded by the lender under that facility resulted in the issuance of a convertible note which is convertible into capital stock of the Company based upon a 20% discount to the average closing price of the Company’s common stock for the ten trading days immediately preceding the date of delivery of notice of conversion of the loan to equity. In addition the lender was issued a warrant to purchase 100,000 shares of Common Stock, exercisable at $0.45 per share and expiring December 31, 2009.

In connection with the short term note facility, the additional $350,000 of advances funded by the lenders (collectively) resulted in the issuance of short term notes in the principal amount of $300,000 in the aggregate, plus warrants to purchase an aggregate of up to 437,500 shares of Common Stock at $0.55 per share, expiring December 31, 2010.

Item 9.01 Financial Statements and Exhibits

4.1 Form of Short Term Note Purchase Agreement with form of Note and Warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GROWTH SYSTEMS, INC.

By: Darin McAreavey Its: Chief Financial and Accounting Officer

Dated: August 27, 2007

EXHIBIT 4.1

FORM OF SHORT TERM NOTE PURCHASE AGREEMENT AND FORM OF NOTE AND WARRANT

CGSI SHORT TERM NOTE PURCHASE AGREEMENT

THIS CGSI SHORT TERM NOTE PURCHASE AGREEMENT (“Agreement”) is made as of August 8, 2007 by and between Capital Growth Systems, Inc., a Florida corporation (“Company” or “Borrower”), and the lenders (each individually a “Lender,” and collectively the “Lenders”) executing a counterpart copy of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.

WHEREAS, each of the Lenders intends to fund a term loan to Company (individually, a “Loan” and collectively, the “Loans”), which Loans shall be funded by the funding of cash from such Lender to the Company; the initial closing of the Loans shall occur on the date of the first funding pursuant to this Agreement.

WHEREAS, the parties wish to provide for the sale and issuance of the Notes in return for the provision by the Lenders of the Consideration to the Company on the terms and subject to the conditions set forth in this Agreement, and the collateral security set forth below.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Definitions.

“Aggregate Loan Amount” shall mean Notes with an aggregate principal amount of up to $1,000,000, or such greater amount as is mutually agreed between the Company on the one hand and the Majority Note Holders on the other hand.

“Consideration” shall mean the amount of money paid by each Lender who funds his, her or its Loan with cash.

“Hilco” shall mean Hilco Finance, LLC and its assigns

“Initial Closing Date” shall be the date of the first funding of a Loan.

“Knowledge” shall mean the actual knowledge of any officer of the Company.

“Majority Note Holders” shall mean the holders of a majority in interest of the aggregate principal amount of Notes.

“Maturity Date” shall mean September 30, 2007.

“Notes” shall mean the one or more secured promissory notes issued to each Lender pursuant to Section 2 below, the form of which is attached hereto as Exhibit A.

“Securities” shall have the meaning set forth in Section 6.2 below.

“Senior Lender” shall mean Hilco or such other lender that replaces Hilco as the primary lender with a secured first lien on assets of the subsidiaries of Company other than ITS Communications, Inc.

“Warrants” shall mean the detachable warrants issuable pursuant to Section 2 below.

2. Terms of the Notes and Warrants. In return for the Consideration provided by each Lender, the Company shall sell and issue to such Lender on the later of the Initial Closing Date or the date of provision by such Lender of the Consideration to the Company, one or more unsecured Notes in the principal amount equal to the dollar amount set forth below the Lender’s name on the signature page hereof, and to the extent that such amount includes a per diem for interest accrued on any note(s) being exchanged for a Note hereunder, shall include all accrued interest through the Closing Date (the aggregate principal amount so sold being the “Aggregate Note Amount”), bearing simple interest at twelve percent (12%) per annum. Company, in its sole discretion, may increase the Aggregate Note Amount with respect to any Lender, provided the principal amount with respect to all Notes (and specifically excluding all interest accruing under the Notes) shall not exceed the Aggregate Note Amount. Effective as of the date of purchase of the Lender’s Note, the Company shall issue to the Lender a warrant (the “Warrant”) to purchase 125,000 shares of $0.0001 par value Common Stock of the Company (in the form attached as Exhibit B) for each $100,000 of Loan funded (prorated for fractional amounts).

3. Closing. Each closing for the purchase of the Notes shall take place at the offices of the Company at 12:00 p.m., on the later of the Initial Closing Date or the date of counterpart execution of this Agreement by the Lender in question (and provision of the Consideration by such Lender), or at such other time and place as the Company and each Lender shall agree. At each Closing, each Lender shall deliver the Consideration to the Company and the Company shall deliver to each Lender one or more executed Notes in return for the respective Consideration provided to the Company by the Lenders.

4. Use of Consideration, Subordination. Subscription proceeds from the Notes shall be released to the Company immediately upon subscription. The Notes shall be unsecured obligations of the Company.

5. Representations and Warranties of the Company. In connection with the transactions provided for herein, each of the Company hereby represents and warrants to the Lenders that:

5.1 Organization, Good Standing and Qualification. The Company is a corporation validly existing, and in good standing under the laws of the state of its formation as set forth in the preamble hereof and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

5.2 Authorization. All corporate action has been taken on the part of the Company, its shareholders, officers, and directors necessary for the authorization, execution, delivery and performance, of this Agreement, the Notes and Warrants. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement and the Notes and Warrants the valid and enforceable obligations they purport to be.

5.3 Compliance with Other Instruments. Neither the authorization, execution and delivery of this Agreement or the Notes and Warrants, nor the issuance and delivery of the Notes and Warrants, will constitute or result in a default or violation of any law or regulation applicable to the Company or any term or provision of the Company’s current Articles of Incorporation, Certificate of Incorporation or Bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

5.4 Valid Issuance. The Common Stock issuable upon exercise of the Warrants will be, when issued in accordance with the terms of this Agreement, duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

5.5 No Violation. Subject to the terms of Section 5.1 above, the Company is not in violation of any order of any court, arbitrator or governmental body, material laws, ordinances or governmental rules or regulations (domestic or foreign) to which it is subject, except for violations that would not have a materially adverse effect on the Company’s business or properties.

5.6 No Litigation. There are no suits or proceedings pending or, to the Knowledge of the Company, threatened in any court or before any regulatory commission, board or other governmental administrative agency against or affecting the Borrower except as set forth on Schedule 5.6.

5.7 Arms’ Length Transactions. The transactions evidenced by this Agreement and the Notes and the other documents and instruments delivered in connection herewith or therewith (a) are the result of arms’ length negotiations between the Lenders, on the one hand, and the Company on the other hand, (b) are made on commercially reasonable terms and (c) are undertaken by the Company without any intent to hinder, delay or defraud any entity to which the Company is or may become indebted.

6. Representations and Warranties of the Lenders. In connection with the transactions provided for herein, each Lender hereby represents and warrants to Company that:

6.1 Authorization. This Agreement constitutes such Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Each Lender represents that the execution, delivery and performance of this Agreement has been duly authorized and approved by such Lender.

6.2 Purchase Entirely for Own Account. Such Lender acknowledges that this Agreement is made with Lender in reliance upon such Lender’s representation to Company that the Notes and any capital stock issuable upon exercise of the Warrants (collectively, the “Securities”) will be acquired for investment for Lender’s own account, as principal and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Lender further represents that such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

6.3 Disclosure of Information. Such Lender acknowledges that he or it has received all the information, documents and materials he or it considers necessary or appropriate for deciding whether to acquire the Notes, and has been provided access to all public filings of Company with the Securities & Exchange Commission. Each Lender confirms that he or it has made such further investigation of Company as was deemed appropriate to evaluate the merits and risks of this investment. Each Lender further represents that he or it has had an opportunity to ask questions and receive answers from Company regarding the terms and conditions of the offering of the Notes and Warrants as well as all terms and conditions of the Credit Agreement.

6.4 Investment Experience; State of Residence. Such Lender is an investor in securities of companies in the development stage and acknowledges that he or it is able to fend for himself or itself, can bear the economic risk of his or its investment and has such knowledge and experience in financial or business matters that he or it is capable of evaluating the merits and risks of the investment in the Notes and the Warrants. If other than an individual, such Lender also represents he or it has not been organized solely for the purpose of acquiring the Notes and the Warrants. The Lender’s state of residence or, if other than an individual, such Lender’s jurisdiction of formation, is set forth underneath such Lender’s name on the signature page hereto.

6.5 Accredited Investor. Such Lender is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as presently in effect (the “Securities Act”). by virtue of having a net worth, exclusive of home, home furnishings and automobiles in excess of $1,000,000 if an individual, or if an entity, either: (i) has assets in excess of $5,000,000, or (ii) all of its beneficial owners are accredited investors.

6.6 Restricted Securities. Such Lender understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold except through a valid registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act and applicable state securities laws. Such Lender represents that he or it is familiar with Rule 144 of the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act and applicable state securities laws.

6.7 Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, such Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Borrower to be bound by this Section 6 and:

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) Lender has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(c) All transferees from such Lender agree in writing to be subject to the terms hereof, and any other agreements to which such Securities may be subject, to the same extent as if they were Lenders hereunder.

6.8 Legends. It is understood that the certificates evidencing the Securities, or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation, conversion, exercise or similar event, shall bear the legends required by applicable law as well as such agreements to which such Securities may be subject, including, without limitation, legends relating to restrictions on transfer under federal and state securities laws and legends required under applicable state securities laws, as well as the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR (C) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH OF CASES (A) THROUGH (C) IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

7. Defaults and Remedies.

7.1 Events of Default. The following events shall be considered Events of Default with respect to each Note :

(a) The Company shall default in the payment of any part of the principal or unpaid accrued interest on any Note after the Maturity Date or at a date fixed by acceleration or otherwise; or the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or its respective directors, managers, officers or majority members or shareholders shall take any action looking to the dissolution or liquidation of the Company;

(b) Within sixty (60) days after the commencement of any proceeding against Company seeking any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(c) The Company shall fail to observe or perform any other obligation to be observed or performed by it under this Agreement or the Notes, or any representation or warranty made by the Company hereunder or thereunder shall be false in any material respect as of the date made and such representation or warranty is not cured, if susceptible to cure, within thirty (30) days after the Company’s Knowledge of such failure.

(d) The Company shall engage in a merger or consolidation in which it is not the surviving company, or the Company shall liquidate its assets, dissolve or sell all or substantially all of its assets.

(e) The indebtedness with respect to the Credit Agreement with Hilco shall have been accelerated following a declaration of an event of default and within 60 days thereafter Company shall not have either (i) caused the Credit Agreement to be reinstated or (ii) paid off the obligations with respect to the Credit Agreement with its available funds and/or proceeds from a substitute credit facility with a replacement Senior Lender.

7.2 Remedies. Upon the occurrence of an Event of Default under Section 7.1 hereof, at the option and upon the declaration of any Note holder, the entire unpaid principal and accrued and unpaid interest on the holder’s Note, and all other amounts owing to such holder under this Agreement shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and such holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under each Note and exercise any and all other remedies granted to it at law, in equity or otherwise; provided, however, that if any Event of Default occurs under Sections 7.1(b) or 7.1(c), all unpaid principal and accrued and unpaid interest on such Note, and all other amounts owing under this Agreement, shall automatically become immediately due and payable.

8. Miscellaneous.

8.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that the Company may not assign its obligations under this Agreement without the written consent of the Majority Note Holders (which shall not be unreasonably withheld), and no Lender may, without the written consent of the Company (which shall not be unreasonably withheld), assign all or any portion of a Note to any person or entity. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2 Governing Law. This Agreement and the Notes shall be governed by and construed under the laws of the State of Illinois as applied to agreements among Illinois residents, made and to be performed entirely within the State of Illinois. Any action to enforce this Agreement or any of the rights or obligations hereunder shall be litigated by bench trial, with all parties hereto waiving their right to trial by jury.

8.3 Counterparts, Power of Attorney. This Agreement, and any of the other agreements, documents and instruments contemplated hereby, may be executed in two or more counterparts, whether by original, photocopy, facsimile or email pdf, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement, and any of the other agreements, documents and instruments contemplated hereby, by facsimile transmission shall be effective as delivery of a manually signed counterpart hereof or thereof. By execution of this Agreement, each Lender grants an irrevocable power of attorney to each of Patrick C. Shutt, George A. King and Robert Pollan (each an “Attorney”) to execute in the name, place and stead of each Lender and such Lender’s successors in interest: any subordination agreement that may be required by any Senior Lender that is agreeable to the Majority Note Holders.

8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 8.5):

If to the Borrower:	Capital Growth Systems, Inc. Attention: Patrick Shutt, CEO 125 South Wacker Drive, Suite 300 Chicago, IL 60606

with a copy to:

Shefsky & Froelich Ltd. Attention: Mitchell D. Goldsmith 111 East Wacker Drive - Suite 2800 Chicago, IL 60601

If to Lenders:	At the respective addresses shown on the signature page hereof.

8.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

8.7 Entire Agreement; Amendments and Waivers; Counsel. This Agreement and the Exhibits hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Company’s agreements with each of the Lenders are separate agreements, and the sales of the Notes to each of the Lenders are separate sales. Nonetheless, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Majority Note Holders. Any waiver or amendment effected in accordance with this Section 8.7 shall be binding upon each party to this Agreement and any holder of any Note or Warrant purchased under this Agreement at the time outstanding and each future holder of all such Notes and/or Warrants. Each Lender has been advised by Shefsky & Froelich Ltd. (“SF”) that: (i) in preparation of this Agreement it has acted as counsel solely on behalf of the Company and not on behalf of any of the Lenders; (ii) in the past it may have represented one or more of the Lenders and may do so in the future with respect to matters other than the subject matter of this Agreement, which representation may be deemed to constitute a conflict of interest; (iii) it has advised each of the Lenders to retain separate counsel with respect to the subject matter of this Agreement; and (iv) the Illinois Code of Professional Responsibility requires SF to advise the Lenders of this conflict of interest and to obtain the consent of the Company and of the Lenders to SF’s representation of the Company with respect to this Agreement and future matters. By execution of this Agreement each Lender consents to SF’s representation of the Company and its subsidiaries as aforesaid and further acknowledges and agrees that in the event of a dispute in the future between Company and any of the Lenders, each of the Lenders agrees that it will not take any action to preclude SF from representing Company or any of its subsidiaries in the future.

8.8 Effect of Amendment or Waiver. Each Lender acknowledges that by the operation of Section 8.7 hereof, the Majority Note Holders will have the right and power to diminish or eliminate all rights of such Lender under this Agreement and each Note and each Warrant issued to such Lender, including but not the right to subordinate the Loans to any subsequent financing to the Company.

8.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.10 Exculpation Among Lenders. Each Lender acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Lender agrees that no other Lender or the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Securities.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this CGSI Short Term Note Purchase Agreement as of the date first above written.

COMPANY:	LENDERS:

Capital Growth Systems, Inc.
[Signature]

By:
Its:	[Print Name]

Amount:
$ (Cash); or
$ Accrued Interest to Closing
(to be completed by Company)
Date:
Address:

Email Address:

Social Security Number or FEIN:

EXHIBIT A

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF OR IN CONNECTION HEREWITH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR (C) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH OF CASES (A) THROUGH (C) IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

CGSI SHORT-TERM TERM PROMISSORY NOTE

$	[______], 2007

FOR VALUE RECEIVED, Capital Growth Systems, Inc., a Florida corporation (“Company” or “Borrower”) hereby promises to pay to the order of [________________________________] (the “Lender”), the principal sum _______________________________________________ and No/100 Dollars ($[_______],000.00), together with interest thereon from the date of this Promissory Note (the “Note”). Simple interest shall accrue on the principal balance of this Note at twelve percent (12%) per annum. The principal and accrued interest shall be due and payable by the Borrower on the earlier of September 30, 2007 or the date of closing of new debt and equity financing to the Company of not less than $25,000,000 (the “Maturity Date”). Following the Maturity Date, the principal balance of this Note shall bear simple interest at fifteen percent (15%) per annum.

This Note is one of the Notes issued pursuant to the CGSI Term Note Purchase Agreement dated as of August 8, 2007, pursuant to which this form of Note is attached as an exhibit (“Purchase Agreement”), and capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Payment. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and any remainder applied to principal. Prepayment may be made in whole or part without penalty, and the Company shall fund prepayments as provided for in the Purchase Agreement. In connection with the delivery, acceptance, performance or enforcement of this Note, Company hereby waives demand, notice, presentment, protest, notice of dishonor and other notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. Company agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived. hereunder and shall have no further liability or obligations with respect to this Note.

2. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

A-1

3. Successors and Assigns. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto; provided, however, that Company may not assign its obligations under this Note without the written consent of the Majority Note Holders and the Lender may not, without the written consent of the Company (which shall not be unreasonably withheld), assign all or any portion of this Note to any person or entity. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee, who agrees in writing in form satisfactory to Lender to be bound by the terms of the Purchase Agreement. The Lender and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Lenders.

4. Officers and Directors not Liable. In no event shall any officer or director of Company be liable for any amounts due and payable pursuant to this Note.

5. Expenses. Company hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder of this Note (“Costs”) in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise. Company agrees that any delay on the part of the holder in exercising any rights hereunder will not operate as a waiver of such rights. The holder of this Note shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the party or parties waiving such rights or remedies.

6. Governing Law. This Note shall be governed by and construed under the laws of the State of Illinois as applied to other instruments made by Illinois residents to be performed entirely within the State of Illinois. Any dispute with respect to this Note shall be litigated in the state or federal courts situated in Cook County, Illinois.

7. Approval. Company hereby represents that it has approved the Company’s execution of this Note based upon a reasonable belief that the principal provided hereunder is appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation. In addition, the Company hereby represents that it intends to use the principal of this Note primarily for the operations of its business, and not for any personal, family or household purpose.

IN WITNESS WHEREOF, Company has executed this Note on the day and year first above written.
COMPANY:

Capital Growth Systems, Inc.

By:
Its:

A-2

EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER HEREOF FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE A PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

No.	Short Term-[__]	[________], 2007
Chicago, Illinois

CAPITAL GROWTH SYSTEMS, INC.
FORM OF CGSI TERM NOTE WARRANT TO PURCHASE

$0.55 PER SHARE OF COMMON STOCK

Void after December 31, 2010, Unless Extended

Capital Growth Systems, Inc., a Florida corporation (the “Company”), hereby certifies that, for value received, [_________________________________________________(including any successors and assigns, “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 PM Central time, on December 31, 2010 (the “Expiration Date”), which date is subject to extension as set forth in Section 7 fully paid and nonassessable shares of Common Stock (the “Warrant Shares”) under the terms set forth herein.

1. Number of Warrant Shares; Exercise Price. This Warrant shall evidence the right of the Holder to purchase up to [_________] Warrant Shares (which number of Warrant Shares will remain fixed and is not subject to any adjustment except as provided in Sections 5 and 6 below) at an initial exercise price per Warrant Share of $0.55 per share of Common Stock (the “Exercise Price”), subject to adjustment as provided in Sections 5 and  6 below.

2. Definitions. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Common Stock” shall mean the common stock, par value $0.0001 of the Company.

(b) The term “Company” shall mean Capital Growth Systems, Inc., a Florida corporation, and shall include any company which shall succeed to or assume the obligations of the Company hereunder.

(c) The term “Corporate Transaction” shall mean (i) a sale, lease transfer or conveyance of all or substantially all of the assets of the Company; (ii) a consolidation of the Company with, or merger of the Company with or into, another corporation or other business entity in which the stockholders of the Company immediately prior to such consolidation or merger own less than 50% of the voting power of the surviving entity immediately after such consolidation or merger; or (iii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Company and/or an effective change of the number of issued and outstanding shares of the Company (i.e., reverse or forward split),

(d) The term “Offering Warrants” shall mean this Warrant and each other warrant issued to purchasers of Notes pursuant to the CGSI Short Term Note Purchase Agreement, to which this form of Warrant is attached as an Exhibit.

3. Exercise Date; Expiration. Subject to the terms hereof, this Warrant may be exercised by the Holder at any time or from time to time before the Expiration Date (the “Exercise Period”).

4. Exercise of Warrant; Partial Exercise. This Warrant may be exercised in full by the Holder by surrender of this Warrant, together with the Holder’s duly executed form of subscription attached hereto as Exhibit A, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the aggregate exercise price (as determined above) of the number of Warrant Shares to be purchased hereunder. The exercise of this Warrant pursuant to this Section 4 shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in this Section 4, and at such time the person in whose name any certificate for Warrant Shares shall be issuable upon such exercise shall be deemed to be the record holder of such Warrant Shares for all purposes. As soon as practicable after the exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Warrant Shares to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current fair market value of one full Warrant Share as determined in good faith by the board of directors of the Company and as set forth in Section 7, and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant.

5. Weighted Average Anti-Dilution Price Protection. The purchase price of Warrant Shares or any shares of stock or other securities which may be issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, as follows:

(a) “New Securities” shall mean any Common Stock or preferred stock of Company issued during the term of this Warrant, whether now authorized or not, and rights, options or warrants to purchase said Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or preferred stock (including but not limited to convertible debt or any other instrument exercisable for or convertible into Common Stock); provided, however, that “New Securities” does not include (i) any securities issued or issuable pursuant to any of the notes, options, warrants or other securities outstanding as of the date of the issuance of this Warrant and including any subsequently issued Offering Warrants; (ii) up to 50,000,000 shares of Common Stock issued pursuant to any stock option plan maintained by Company; or (iii) shares of Company’s Common Stock issued in connection with any stock split, stock dividend, or recapitalization by Company.

(b) In the event that Company issues New Securities for a consideration of less than $0.55 per share of Common Stock (as adjusted per this Section 5 hereof) (the “Original Purchase Price”), or if the Original Purchase Price shall have been adjusted hereunder, and the Company issues New Securities for a purchase price below the adjusted Purchase Price, then the then-current Purchase Price shall be adjusted downward to a price determined by dividing

(i) the sum of (w) the Purchase Price in effect before the issuance of such New Securities multiplied by the number of shares of the Company’s Common Stock then issued and outstanding plus the number of shares of Company preferred stock then issued as converted into shares of Common Stock (including shares of Common Stock reserved pursuant to the issued Offering Warrants) immediately prior to the issuance of such New Securities and (x) the consideration, if any, received by or deemed to have been received by the Company on the issue of such New Securities by:

(ii) the sum of (y) the number of shares of the Company’s Common Stock then issued and outstanding plus the number of shares of the Company’s preferred stock then issued as converted into shares of Common Stock (including shares of Common Stock reserved pursuant to the issued Offering Warrants) immediately prior to the issuance of such New Securities and (z) the number of Additional Shares of Common Stock issued or deemed to have been issued in the issuance of such New Securities.

(c) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid.

(d) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Company’s board of directors consistent with its fiduciary duties irrespective of any accounting treatment.

(e) The Company will not by reorganization, transfer of assets, consolidation, merger, dissolution, or otherwise, avoid or seek to avoid observance or performance of any of the terms of this Section 5, but will at all times in good faith assist in the carrying out and performance of all provisions of this Section 5 in order to protect the rights of the Holder against impairment.

6. Adjustments to Number of Warrants and Conversion Price. The number and kind of Warrant Shares or any shares of stock or other securities which may be issuable upon the exercise of this Warrant and the exercise price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

(a) Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of the Common Stock or the determination of the holders of the Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such Holder for the additional shares of Common Stock or Common Stock Equivalents, then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased and the number of Warrant Shares for which this Warrant is exercisable shall be appropriately increased in proportion to such increase of outstanding shares.

(b) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the Exercise Price shall be appropriately increased and the number of Warrant Shares for which this Warrant is exercisable shall be appropriately decreased in proportion to such decrease in outstanding shares.

(c) Reclassification or Reorganization. If the Warrant Shares issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a split, subdivision or stock dividend provided for in Section 6(a) above or a combination of shares provided for in Section 6(b) above, or a reorganization, merger or consolidation provided for in Section 6(d) below, then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of Warrant Shares issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

(d) Merger or Consolidation. If at any time or from time to time there shall be a capital reclassification or reorganization of the Warrant Shares or a Corporate Transaction (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 6) of the Company, then as a part of such reorganization or Corporate Transaction, adequate provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, resulting from such reorganization, recapitalization or Corporate Transaction to which a holder of the number of Warrant Shares issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization or Corporate Transaction. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 6(d) hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such Corporate Transaction unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Corporate Transaction or the corporation purchasing or acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph 6(d) shall similarly apply to successive reorganizations, reclassifications, or Corporate Transactions. Notwithstanding anything to the contrary contained herein, in the event at least 30 days prior to the closing of the reorganization or Corporate Transaction the Company receives the written consent from holders of Offering Warrants outstanding which represent the right to purchase fifty-one percent (51%) of the shares of Common Stock purchasable under the Offering Warrants (the “Offering Warrant Majority”) that all Offering Warrants shall be cancelled effective as of the closing of the reorganization or Corporate Transaction, then provided the Company provides notice to the Holder of this Warrant at least 20 days prior to the closing of such reorganization or Corporate Transaction of such approval, then effective upon the closing of such reorganization or Corporate Transaction, this Warrant shall be cancelled. For purposes hereof, “Offering Warrants” shall mean the warrants issued pursuant to offering of up to $1,000,000 of original instrument pursuant to the CGSI Short Term Note Purchase Agreement pursuant to which this form of warrant is attached as an exhibit.

(e) Notice of Record Dates; Adjustments. In the event of a Corporate Transaction, the Company shall provide to the Holder twenty (20) days advance written Notice of such Corporate Transaction. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Exercise Price hereunder and the number of Warrant Shares issuable upon the exercise of this Warrant. Such Notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based, as well as whether this Warrant will be cancelable as specified above.

7. Registration Rights. The Company hereby agrees to use its best efforts to register the shares underlying this Warrant as soon as reasonably practicable after registration of all shares of Common Stock currently outstanding or issuable pursuant to warrants or options currently outstanding and having senior registration rights (subject to cutback on a pro rata basis with respect to any other persons holding the right to have shares available for resale registered pursuant to the CGSI Short Term Note Purchase Agreement to which this form of warrant is appended as an exhibit, but subordinated to any registration rights that may exist in favor of any purchasers in a secondary distribution by the Company). In addition, in the event that the Company has failed or expects to fail to register the shares of Common Stock underlying this Warrant by one year prior to the Expiration Date, then thereafter, this Warrant shall entitle the holder hereof to the following cashless exercise provision to the Warrant, irrespective of whether the shares of Common Stock issuable upon exercise of the Warrant are registered or are anticipated to be registered:

(a) Upon execution of the cashless exercise of the shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of fully paid and nonassessable Warrant Shares computed using the following formula:

X =	Y (A - B)
A

Where:	X =	the number of shares of Warrant Shares to be delivered to the Holder;

	Y =	the number of Converted Warrant Shares;

	A =	the fair market value of one Warrant Share on the Conversion Date (as defined below); and

	B =	the Exercise Price (as adjusted to the Conversion Date).

(b) No fractional shares shall be issuable upon cashless exercise of the Warrant, and if the number of shares to be issued, determined in accordance with the foregoing formula, is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below).

(i) Method of Exercise. The Holder may execute the cashless exercise by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to execute a cashless exercise and indicating the total number of shares under this Warrant that the Holder is exercising through the cashless exercise. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”). Certificates for the shares issuable upon execution of the cashless exercise shall be delivered to the Holder within three business days following the Conversion Date.

(ii) Determination of Fair Market Value. For purposes of this Section 7, fair market value of a Warrant Share on the Conversion Date shall be determined as follows:

(1) If the Common Stock is traded on a stock exchange or the Nasdaq Stock Market (or a similar national quotation system), the fair market value of a Warrant Share shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange or system determined by the Board to be the primary market for the Common Stock over the ten (10) trading day period ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange or system;

(2) If the Common Stock is traded over-the-counter, the fair market value of a Warrant Share shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

(3) If there is no public market for the Common Stock, then the fair market value of a Warrant Share shall be determined by the board of directors of the Company in good faith, and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 15 days after such request, notify the Holder of the Fair Market Value per share of Common Stock.

8. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

9. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

10. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment, subject to any amendment or waiver as permitted pursuant to Section 11(e).

11. Miscellaneous.

(a) Transfer of Warrant. The Holder agrees not to make any disposition of this Warrant, the Warrant Shares or any rights hereunder without the prior written consent of the Company. Any such permitted transfer must be made by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto as Exhibit B to any such permitted transferee. As a condition precedent to such transfer, the transferee shall sign an investment letter in form and substance satisfactory to the Company. Subject to the foregoing, the provisions of this Warrant shall inure to the benefit of and be binding upon any successor to the Company and shall extend to any holder hereof.

(b) Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

(c) Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Warrant shall be in writing and shall be effective and deemed delivered to such party under this Warrant on the earliest of the following: (a) the date of personal delivery; (b) two (2) business days after transmission by facsimile, addressed to the other party at its facsimile number, with confirmation of transmission; (c) four (4) business days after deposit with a return receipt express courier for United States deliveries; or (d) five (5) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to such party at the address set forth on the signature page hereto, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto. Notices to the Company will be marked “Attention: Chief Financial Officer.”

(d) Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

(e) Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of either: (i) the Holder and the Company; or (ii) the Offering Warrant Majority and the Company. Any amendment or waiver effected in accordance with this Section 11(e) shall be binding upon the Holder of this Warrant (and of any securities into which this Warrant is convertible), each future holder of all such securities, and the Company.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(g) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to its conflicts of laws principles.

(h) Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this CGSI Term Note Warrant to be executed by its duly authorized officer as of the date first written above.

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

HOLDER NAME:

Address:

EXHIBIT A

FORM OF SUBSCRIPTION OF CGSI TERM NOTE $0.55 WARRANT

(To be signed only on exercise of Warrant)

To:	CAPITAL GROWTH SYSTEMS, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase _____ shares of Common Stock covered by such Warrant and herewith makes payment of $ _________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

Please issue a certificate or certificates representing ________ shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

Dated:
(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

(Print Name)

Address:

B-A-1

EXHIBIT B

FORM OF ASSIGNMENT OF $0.55 WARRANT

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Street)

	(City)	(State)	(Zip Code)

Date:

Holder’s Signature:

Holder’s Address:
(Street)

	(City)	(State)	(Zip Code)

NOTE: The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

B-B-2